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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   February 3, 2003


                        WARWICK VALLEY TELEPHONE COMPANY
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               (Exact Name of Registrant as Specified in Charter)


            NEW YORK                   0-11174                   14-1160510
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 (State or Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)


47 MAIN STREET, WARWICK, NEW YORK                                     10990
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code  (845) 986-8080
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

 After consultation with the staff of the Securities Exchange Commission, Warwick Valley Telephone Company has withdrawn as unnecessary its Application for Order of Exemption Pursuant to Section 3(b)(2) of the Investment Company Act of 1940 as Amended.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WARWICK VALLEY TELEPHONE COMPANY

Dated: February 3, 2003                  By: /s/ M. Lynn Pike
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                                         Name:  M. Lynn Pike
                                         Title: President